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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                                    ________

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 6, 1999


                           CARDIOGENESIS CORPORATION
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             (Exact name of registrant as specified in its charter)


        Delaware                   0-228424                      77-0352469
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(State of Incorporation    (Commission File Number)           (I.R.S. Employer
    or Organization)                                         Identification No.)


540 Oakmead Parkway, Sunnyvale, California                          94086
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 (Address of principal executive offices)                         (Zip Code)



Registrant's telephone no., including area code: (408) 328-8500



                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)







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Item 5. Other Events.

Settlement of Patent Litigation

        On January 6, 1999, CardioGenesis Corporation (the "Company") issued a press release announcing the settlement of all patent litigation between the Company and PLC Medical Systems, Inc. ("PLC"), a subsidiary of PLC Systems Inc. both in the U.S. and Germany, with respect to PLC's U.S. Patent No. 5,125,926 and related international patents. The press release is attached hereto as
Exhibit 99.1.

        The Exhibit hereto is incorporated by reference herein and forms an integral part hereof.


Item 7. Financial Statements and Exhibits.

                Exhibits.
                     99.1       Press Release dated January 6, 1999.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CARDIOGENESIS CORPORATION

                                        /s/ Richard P. Powers
                                        -----------------------------------
                                        Richard P. Powers,
                                        Executive Vice President of Finance
                                        and Administration and
                                        Chief Financial Officer

Date: January 22, 1999
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                                 EXHIBIT INDEX


Exhibit
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
 99.1          Press Release dated January 6, 1999.